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                                                                    EXHIBIT 99.2

AT&T Network Connection Platform                                    Page 1 of 44
Service Description Attachment

                        AT&T NETWORK CONNECTION PLATFORM

This Attachment describes the various component services that comprise the AT&T Network Connection Platform. The only services provided under this Agreement are those identified as services provided in the Service Terms and Pricing Attachment. AT&T Network Connection Services are not interoperable with any AT&T tariffed services, features or capabilities, except to the extent as may be expressly set forth in this Agreement.

                             1. SERVICE DESCRIPTIONS

1.1.    AT&T NETWORK CONNECTION - OUTBOUND SERVICE

AT&T Network Connection - Outbound Service is an outbound long distance service that provides unbranded transport of domestic and international calls. AT&T Network Connection - Outbound Service calls are dialed and completed without the assistance of an AT&T operator, and do not include calling card calls, person-to-person calls, collect calls, third-number billed calls, conference calls, and calls to 500, 700 (except to the extent provided in this Attachment), 800, 8yy, 900 or other special Service Area Codes.

        (a) Domestic AT&T Network Connection - Outbound Service Rate ComponentsDomestic AT&T Network Connection - Outbound Service has an unbundled rate structure with separate rate components for originating access, transport and terminating access.

                (1) Originating Access There are four arrangements available for originating access: Carrier Identification Code (CIC)-based routing, Dedicated Trunk Sub-group Option (DTO), IXC Access Trunk Group, and Nodal Access. Originating Access

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                Usage Rates apply for the CIC-based routing and DTO access arrangements.

                        (A)     CIC-based routing

                        In a CIC-based routing arrangement, calls are originated by CUSTOMER's End Users using a CIC designated by CUSTOMER and accepted by AT&T as the "Authorized CUSTOMER CIC" (either on a 1+ bas is using a switched access line presubscribed to the Authorized CUSTOMER CIC or on a casual calling basis using the 101XXXX carrier access code associated with an Authorized CUSTOMER CIC), and are routed by the Local Exchange Carrier ("LEC") from the LEC end office or access tandem to the AT&T Central Office* over AT&T's Feature Group D access trunk group. CIC-based routing s available only in LEC serving areas in which the LEC offers the Carrier Identification Parameter ("CIP") feature.

                        (1) AT&T is responsible for activating the Authorized CUSTOMER CIC in all LEC End Offices designated by CUSTOMER. CUSTOMER will cooperate with AT&T in developing and executing the implementation project plan, including but not limited to acceptance and confirmation of test calls initiated from each End Office. A CIC Provisioning Charge will apply on a per CIC, per End Office bas is as provided in the Service Terms and Pricing Attachment.

                        --------------------------------------------------------
        *As used in this Agreement, an "AT&T Central Office" is an AT&T Central Office in one of the forty-eight contiguous United States or the District of Columbia which AT&T designates for AT&T Network Connection capability.

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                        (2)     Originating Access Usage Rates are as provided
                        in the Service Terms and Pricing Attachment.

                        (B)     Dedicated Trunk Sub-group Option (DTO)
                        In a DTO arrangement, calls are originated by CUSTOMER End Users using the Authorized CUSTOMER CIC (either on a 1+ basis using a switched access line presubscribed to the Authorized CUSTOMER CIC or on a casual calling bas is using the 101XXXX carrier access code associated with the Authorized CUSTOMER CIC), and are routed by the LEC from the LEC end office or access tandem to the AT&T Central Office over a Feature Group D access trunk group dedicated for the use of CUSTOMER. The minimum trunk group size allowed for a DTO access trunk group is 24 trunks (one DS1), and all trunk groups must be engineered in multiples of 24 trunks. Trunk Sub-Group
                        (TSG) characteristics at AT&T's switch will be used to identify the traffic as CUSTOMER traffic. A monthly Trunk Group Charge and a monthly Switch Port Charge applies for each DS 1 in a DTO access trunk group, as provided in the Service Terms and Pricing Attachment. Originating Access Usage Rates are as provided in the Service Terms and Pricing Attachment. A CIC Provisioning Charge will apply on a per CIC, per End Office basis as provided in the Service Terms and Pricing Attachment. The DTO access arrangement s required in lieu of CIC-based routing in LEC serving areas in which the LEC does not offer the CIP feature from all end offices associated

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                        with the access tandem. If the CIP feature becomes
                        available from all end offices associated with a DTO access trunk group, CUSTOMER will cooperate with AT&T to convert the DTO access arrangement to a CIC-based routing arrangement within 60 days after AT&T's request.

                        (C)     IXC Access Trunk Group
                        An IXC Access Trunk Group is a Feature Group D trunk group (or an alternative type of trunk group acceptable to AT&T) between a CUSTOMER IXC Switch* and an AT&T Point of Presence ("POP") that supports Feature Group D trunk group connections. The trunk group may consist of one or more direct DS1 dedicated access facilities, or one or more direct DS3 dedicated access facilities with the associated AT&T M28 Multiplexing Office Function. CUSTOMER is responsible for all charges associated with the origination of the call, from the calling party to the CUSTOMER IXC

        ------------------------------------------------------------------------
        * As used in this Attachment, a "CUSTOMER IXC Switch" is a telecommunications switch that (1) is owned and operated by CUSTOMER,
        (2) is viewed by AT&T as an Access Tandem, (3) is used predominantly to provide switched telecommunications services on a common carrier basis, and (4) utilizes signaling that adheres to all applicable standards and requirements as described in the following references:

        (a) for common channel signaling, all applicable standards and requirements (specifically including delivery of Charge Number, Calling Party Number and Originating Line Information parameters) set forth in (i) Bellcore GR-905-CORE, "Common Channel Signaling Network Interface Specification", (ii) ANSI T1.111-1996, "American National Standard for Telecommunications-Signaling System No.7 (SS7)-Message Transfer Part (MTP)", and (iii) ANSI T1.113-1995, "American National Standard for Telecommunications-SS7-ISDN User Part"; and

        (b) for either common channel signaling or EAMF signaling, all applicable

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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Service Description Attachment

                standards and requirements set forth in Bellcore GR-690-CORE, "Exchange Access Interconnection FSD 20-24-0000".

                        Switch to the CUSTOMER IXC Switch. CUSTOMER is responsible for obtaining the direct DS1/DS3 dedicated access facilities from a local access provider, at its own expense. CUSTOMER is responsible for Switch Port Charges and (for a DS3 facility only) M28 Multiplexing Office Function charges as described in the Service Terms and Pricing Attachment.

                        (D) Nodal Access
                        In a Nodal Access arrangement, calls are originated by CUSTOMER's End Users using a 1.544 Mbps dedicated access facility, or a 44.736 Mbps dedicated access facility with an associated AT&T M28 Multiplexing Office Function, between the End User's premises and the AT&T Central Office. The same access facility can be used to provide terminating Nodal Access for AT&T Network Connection - Toll Free Service. CUSTOMER is responsible for all charges associated with the Nodal Access arrangement. If CUSTOMER obtains the dedicated access facility from AT&T, the applicable AT&T charges include the Local Channel, Access Connection, M28 Multiplexing Office Function and Access Coordination Function charges. If CUSTOMER does not obtain the dedicated access facility from AT&T, the applicable AT&T charges include the Access Connection and M28 Multiplexing Office Function charges. There is no originating access usage rate associated with a Nodal Access arrangement.

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                (2)     Transport

                AT&T will transport the call from the AT&T Central Office at which the call originated to the AT&T Central Office through which the call will be routed to the remote LEC for termination. The Transport Usage Rates are as described in the Service Terms and Pricing Attachment.

                (3)     Terminating Access

                AT&T will deliver the call to the remote LEC for termination to the called party. The Terminating Access Rates are as described in the Service Terms and Pricing Attachment.

        (b) International AT&T Network Connection - Outbound Service Rate Components International AT&T Network Connection - Outbound Service has a bundled rate structure for transport and termination. The rates are as described in the Service Terms and Pricing Attachment. Originating access for international AT&T Network Connection - Outbound Service calls is provided in the same way, and CUSTOMER pays the same rates, as originating access for domestic AT&T Network Connection - Outbound Service calls.

        (c)     AT&T Network Connection - Outbound Features

                (1)     Call Processing Features

                AT&T Network Connection -- Outbound Service Call Processing Features consist of Call Screening and Blocking and Account Codes. CUSTOMER may order a maximum of ten Feature Sets. A Feature Set can support Call Screening and Blocking only, Account Codes only, or both Call Screening and Blocking and Account Codes. Additional restrictions may apply with respect to Call

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                Processing Features as described in more detailed feature
                descriptions and administrative material provided by AT&T from time-to-time. CUSTOMER is responsible for provisioning and managing ANI-specific information for Call Processing Features using an on-line web-based information management system. Charges for AT&T Network Connection -- Outbound Service Call Processing Features are as described in the Service Terms and Pricing Attachment.

                        (A)     Call Screening and Blocking

                        Call Screening and Blocking restricts the ability to place an AT&T Network Connection -- Outbound Service call from an ANI designated by CUSTOMER, so calls cannot be made (for Call Blocking) or can only be made (for Call Screening) to NPAs and/or Country codes designated by CUSTOMER for that ANI, based on selected time intervals. These features are currently planned to be available three months after AT&T identifies a customer suitable for participation in an Operational Readiness Test ("ORT"), and (2) successfully completes the ORT.

                        (B)     Account Codes

                        Account Codes allow billed call charges to be tracked for a specified ANI(s) based on the variable length Account Code input when a call is originated. The calling party must enter a series of digits within a length range determined by AT&T (currently 1-15 digits) before placing a call. The Account Code will be included in the Call Detail

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                        Record associated with the call, but will not be
                        verified.


                (2) AT&T Network Connection -- 700 PIC Verification AT&T Network Connection - 700 PIC Verification provides branded carrier identification announcements when dialed from a switched access telephone number associated with an Authorized CUSTOMER CIC. Dialing 1-700-555-4141 (or such other number designated by AT&T in accordance with industry standards) provides an announcement of the Long Distance Service Provider associated with the number from which the call is made; dialing 1-NPA-700-4141 (or such other number designated by AT&T in accordance with industry standards) provides an announcement of the Local Toll Service Provider associated with the number from which the call is made. The announcement pairs will be recorded by AT&T in a standard format (marketing messages are not permitted). There can only be one announcement pair for each CIC, but more than one CIC may be associated with the same announcement pair. The maximum number of announcement pairs is five. Charges for AT&T Network Connection -- 700 PIC Verification are as described in the Service Terms and Pricing Attachment.

1.2.    AT&T NETWORK CONNECTION - DIRECTORY ASSISTANCE SERVICE
AT&T Network Connection - Directory Assistance Service provides unbranded domestic directory assistance for calls placed over switched access lines presubscribed to an Authorized CUSTOMER CIC, by dialing 1-NPA-555-1212 (where "NPA" is the area code for the telephone number being sought). A Directory Assistance agent will provide the telephone number associated with a name and address supplied by the caller, if available, for up to two directory assistance lookups per call, for locations in the U.S. Mainland and Hawaii. AT&T Network

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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Service Description Attachment

Connection - Directory Assistance Service does not include toll free directory assistance.

CUSTOMER will be responsible for:

        (a) The LEC originating access charges and AT&T charges associated with delivery of the AT&T Network Connection - Outbound Service call into the AT&T Network Connection - Directory Assistance Service platform (terminating access charges do not apply); and

        (b) The per call service charge associated with providing AT&T Network Connection - Directory Assistance Service, as described in the Service Terms and Pricing Attachment.

1.3.    AT&T NETWORK CONNECTION -- TOLL FREE SERVICE

AT&T Network Connection - Toll Free Service is an inbound long distance service that provides domestic toll free calling (using toll free prefixes 800, 888 and other toll free 8yy Service Area Codes) from domestic Service Areas (as defined in AT&T Tariff F.C.C. No. 2, Section 5), which encompass all NPAs within the Mainland, Alaska, Hawaii, Guam, the Commonwealth of the Northern Mariana Islands ("CNMI'), Puerto Rico and the U.S. Virgin Islands, to domestic Service Areas (other than Alaska), and international toll free calling from other countries (identified in the Service Terms and Pricing Attachment) to locations in domestic Service Areas (other than Alaska). AT&T Network Connection - Toll Free Service calls are dialed and completed without the assistance of an AT&T operator, and do not include calling card calls, person-to-person calls, collect calls, third-number billed calls, conference calls, and calls to 500, 700, 900 or other special Service Area Codes. AT&T Network Connection - Toll Free Service rates and charges apply to calls completed from the Service Area(s) or NPA(s) selected by CUSTOMER. Inbound calls to specific Toll Free Numbers can be blocked from points outside the selected Service Areas

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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Service Description Attachment

and/or NPAs as designated by CUSTOMER in accordance with AT&T's standard procedures. AT&T Network Connection - Toll Free Service does not include the Responsible Organization ("Resp Org") function; CUSTOMER must perform, or arrange for a third party to perform, the Resp Org function.

        (a) Domestic AT&T Network Connection -- Toll Free Service Rate Components Domestic AT&T Network Connection - Toll Free Service has an unbundled rate structure with separate rate components for originating access, transport, terminating access and a database dip. In addition, a monthly recurring charge applies for each routing arrangement, as described in the Service Terms and Pricing attachment. (Each AT&T Network Connection Toll Free Number must have at least one routing arrangement.)

                (1)     Originating Access

                AT&T will accept the call from the originating LEC via switched originating access. The originating access rates are described in the Service Terms and Pricing Attachment.

                (2)     Transport

                AT&T will transport the call from the AT&T Central Office at which the call originated to the AT&T Central Office through which the call will be routed to the remote LEC for termination. The Transport Usage Rates are as described in the Service Terms and Pricing Attachment.

                (3)     Terminating Access

                There are three arrangements available for terminating access:
                Switched Access, Nodal Access, and IXC Toll Free Access Trunk Connection.

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                        (A)     Switched Access

                        In a Switched Access arrangement, AT&T will deliver the call to the remote LEC for termination to the called party via switched terminating access. The terminating switched access rates are described in the Service Terms and Pricing Attachment.

                        (B)     Nodal Access

                        In a Nodal Access arrangement, CUSTOMER provides a 1.544 Mbps dedicated access facility, or a 44.736 Mbps dedicated access facility with an associated AT&T M28 Multiplexing Office Function, between an AT&T Central Office and an End User location. The same access facility can be used to provide originating Nodal Access for AT&T Network Connection - Outbound Service. CUSTOMER is responsible for all charges associated with the Nodal Access arrangement. If CUSTOMER obtains the dedicated access facility from AT&T, the applicable AT&T charges include the Local Channel, Access Connection, M28 Multiplexing Office Function and Access Coordination Function charges. If CUSTOMER does not obtain the dedicated access facility from AT&T, the applicable AT&T charges include the Access Connection and M28 Multiplexing Office Function charges. There is no terminating access usage rate associated with a Nodal Access arrangement.

                        (C)     Toll Free IXC Access Trunk Group

                        A Toll Free IXC Access Trunk Group is a trunk group between a

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                        CUSTOMER IXC Switch and an AT&T POP that supports
                        DS1/DS3 service. The trunk group may consist of one or more direct DS1 dedicated access facilities, or one or more direct DS3 dedicated access facilities with an associated AT&T M28 Multiplexing Office Function. AT&T will deliver the call with SS7 signaling or EAMF signaling via the dedicated access facility to the CUSTOMER IXC Switch, for termination to the called party by CUSTOMER. CUSTOMER is responsible for all charges associated with the termination of the call, from the CUSTOMER IXC Switch to the called party. CUSTOMER is responsible for obtaining the direct DS1/DS3 dedicated access facility from a local access provider, at its own expense. CUSTOMER is responsible for Switch Port Charges and (for a DS3 facility only) M28 Multiplexing Office Function charges as described in the Service Terms and Pricing Attachment.

                (4) Database Dip A database dip charge will apply for each completed call, as described in the Service Terms and Pricing Attachment

        (b) International AT&T Network Connection -- Toll Free Service Rate Components International AT&T Network Connection - Toll Free Service has a bundled rate structure, with rates determined based on whether the call terminates over dedicated access or switched access. The rates are as described in the Service Terms and Pricing Attachment. The procurement of foreign toll-free telephone numbers (also known as freephone numbers) are subject to the regulations set forth in AT&T Tariff F.C.C. No. 2, Section 2.1.10, as amended from time to time.

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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        International AT&T Network Connection -- Toll Free Service is not
        available for termination over a Toll Free IXC Access Trunk Group, except for call originating in Canada.

        (c)     AT&T Network Connection - Toll Free Features

        The AT&T Network Connection - Toll Free Features consist of the Basic Routing Features and the Advanced Features described in this Service Description. The service descriptions and availability of AT&T Network Connection - Toll Free Features may be modified from time to time by AT&T to be consistent with changes made for similar features provided by AT&T under AT&T Tariff F.C.C. No. 2 (or under a generally available successor to that tariff) by providing written notice of such modifications to CUSTOMER. Feature interoperability limitations (i.e., limitations as to which features can be used in combination with other features) will always apply and will be consistent with the limitations specified for similar features as specified in AT&T Tariff F.C.C. No. 2 (or in a generally available successor to that tariff). AT&T Network Connection - Toll Free Features are only available for use in conjunction with AT&T Network Connection - Toll Free Service and are not available as a stand alone offer or for use in conjunction with other toll free services.

                (1)     AT&T Network Connection - Toll Free Basic Routing
                        Features

                AT&T Network Connection - Toll Free Basic Routing Features permit various controls over the routing of calls to a specified toll free number. The degree of control over call routing depends on the particular combination of features used. The Basic Routing Features described in this Section allow CUSTOMER to route calls to specific locations based on CUSTOMER

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                defined parameters (geographic routing, point in time routing and percent allocation), and are bundled into the AT&T Network Connection Toll Free Service with no additional usage or monthly recurring charges.

                        (A)     Toll Free Area Code Routing

                        Toll Free Area Code Routing permits CUSTOMER to define routing of calls based on the originating NPA.

                        (B)     Toll Free Exchange Routing

                        Toll Free Exchange Routing permits CUSTOMER to define the routing of calls from all NXXs in specified NPAs. NXXs cannot be divided or split-up for routing purposes. In order to perform Toll Free Exchange Routing, originating calls must forward Automatic Number Identification (ANI). Toll Free Exchange Routing cannot be used in conjunction with calls originating outside the United States, or from Puerto Rico, the U.S. Virgin Islands, Guam, or the Commonwealth of the Northern Mariana Islands (including Saipan).

                        (C)     Toll Free Caller Recognition Routing

                        Toll Free Caller Recognition Routing permits CUSTOMER to define routing of calls based upon the calling party's originating 10-digit ANI In order to perform Toll Free Caller Recognition Routing, originating calls must forward ANI Toll Free Caller Recognition Routing cannot be used in conjunction with calls originating outside the United States, or from Puerto Rico, the U.S. Virgin Islands, Guam, or the Commonwealth of the Northern Mariana Islands (including Saipan).

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                        (D)     Toll Free Time Manager

                        Toll Free Time Manager permits CUSTOMER to have calls to the same Toll Free telephone number routed differently during different time intervals throughout a day, according to a schedule established by CUSTOMER. The time schedule established by CUSTOMER will follow the national observance of Daylight Savings Time with one-hour clock changes in Spring and Fall. The schedule established must include the entire 24 hour day and may be established in time intervals of five minutes.

                        (E)     Toll Free Day Manager

                        Toll Free Day Manager permits CUSTOMER to have calls to the same Toll Free number routed differently based on the day of the week the call is made, according to a schedule established by CUSTOMER. For this provision, a day begins at 1 second after midnight. All schedules established will follow the national observance of Daylight Savings Time with one-hour clock changes in Spring and Fall. The schedule established applies to all weeks in the year.

                (2)     AT&T Network Connection - Toll Free Advanced Features

                AT&T Network Connection - Toll Free Advanced Features consist of Control Features, Announcement Features, and Call Redirection Features. The charges applicable to AT&T Network Connection Toll Free Advanced Features are described in the Service Terms and Pricing Attachment.

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                        (A)     Toll Free Control Features (Routing on Demand)

                                (1)     Toll Free Select Routing Toll Free
                                Select Routing allows CUSTOMER to set up and store up to six alternate routing plans (one active, five pending) per Toll Free number. CUSTOMER establishes which routing plan is active (i.e., actually in use for call processing) and which are pending for future use. At any time one of the plans must be active and the others held in reserve. The following conditions apply:

                                        o    Additions, changes and deletions of
                                             Toll Free Select Routing plans
                                             require a service order.

                                        o    CUSTOMER's requests for Select
                                             Routing plan activation may be made
                                             through AT&T Wholesale Markets
                                             Customer Care personnel on a demand
                                             basis or scheduled for a specific
                                             date and time. A non-recurring
                                             charge applies for each Select
                                             Routing plan activation occurrence
                                             performed by AT&T personnel.

                                        o    For regular maintenance purposes,
                                             there will be a time period of
                                             approximately 15 minutes Monday
                                             through Saturday, and four hours on
                                             Sunday, during which Select Routing
                                             cannot be used.

                                (2)     Toll Free Quick Call Allocator

                                Toll Free Quick Call Allocator permits CUSTOMER to have calls to the same Toll Free telephone number apportioned to

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                      Use Pursuant to Company Instructions

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                                two or more routing alternatives based upon
                                distribution percentages selected by CUSTOMER. For each application of this feature, the percentages must be integers and must total 100%.

                                (3) Toll Free Next Available Agent Routing Maximum Calls Allowed

                                Toll Free Next Available Agent Routing allows CUSTOMER to specify a sequence of terminations within a Routing Plan to which calls can be routed if the primary terminations are busy or unable to answer the calls (available only with domestic AT&T Network Connection -- Toll Free Service). Maximum Calls Allowed represents the maximum number of calls allowed to complete at the termination. Maximum Calls Allowed value changes can be made with Routing on Demand.

                                (4) Toll Free Network Queuing Maximum Calls In Queue

                                Toll Free Network Queuing allows a call to be held in a Network Queue until a termination served by the Queue becomes available (available only with domestic AT&T Network Connection -- Toll Free Service). Maximum Calls In Queue value changes can be made with Routing on Demand.

                        (B)     Toll Free Announcement Features

                                (1)     Toll Free Call Prompter

                                This feature is a network announcement feature which permits CUSTOMER to have calls to a specific Toll Free telephone number routed to one or one of several routing alternatives and

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                                directs the caller to input prompted digit(s) or
                                a preset specified code which will route the call to the appropriate routing alternative.
                                Each routing alternative may be assigned up to 1,023 distinct codes. Call Prompter is available for calls originating from all areas served by the AT&T Network Connection - Toll Free Service, except for those countries using C6 Signaling. The following conditions apply:

                                        o    A code may not exceed 15 digits.

                                        o    CUSTOMER must specify a default
                                             routing alternative for callers who
                                             input undesignated digits/codes or
                                             do not input a digit/code.

                                        o    The prompting announcement is
                                             designed for network routing and
                                             AT&T does not provide, in the
                                             prompting announcement,
                                             media-related information or
                                             service, other than network routing
                                             functions.

                                        o    The announcement can be no longer
                                             than four minutes.

                                (2)     Toll Free Speech Recognition

                                This feature is a network announcement feature which permits CUSTOMER to have calls to a specific Toll Free telephone number routed to one or one of several routing alternatives by allowing the caller to verbally, or by a preset specified code, input a prompted digit that will route the call to the appropriate

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                                routing alternative. Speech Recognition is
                                available for calls originating from all areas served by the AT&T Network Connection - Toll

                                Free Service, except for those countries using C6 Signaling. The following conditions apply:

                                        o   Toll Free Speech Recognition
                                            recognizes single spoken or touch
                                            tone digits one through nine.

                                        o   CUSTOMER must specify a default
                                            routing alternative for callers who
                                            input undesignated digit(s) or do
                                              not input a digit.

                                        o   The prompting announcement is
                                            designed for network routing and
                                            AT&T does not provide, in the
                                            prompting announcement,
                                            media-related information or
                                            service, other than network routing
                                            functions.

                                        o   The announcement can be no longer
                                            than four minutes.

                                (3)     Toll Free Courtesy Response

                                This feature permits CUSTOMER to have calls to a specific Toll Free telephone number routed to a terminating intercept announcement provided by AT&T in order to assist in the completion of calls. The routing parameters for directing calls to the announcement are specified using other AT&T Network Connection - Toll Free Advanced Features. The following conditions apply:

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                                        o   The terminating intercept
                                            announcement is designed to assist
                                            in call completion and AT&T does not
                                            provide, in the terminating
                                            announcement, media-related
                                            information or service, other than
                                            network routing or call completion.

                                        o   The announcement can be no longer
                                            than four minutes.

                                        o   AT&T provides generic announcements
                                            which  are  available  to CUSTOMER
                                            without incurring storage or
                                            recording charges.

                                (4)     Toll Free Enroute Announcements

                                This feature allows CUSTOMER to provide an announcement, with respect to a specific Toll Free telephone number, at the beginning of each call or at some other point in the call path. Introductory announcements play announcements at the beginning of the call path, then immediately send the call to the next routing element. In progress announcements play an announcement at any point in the call path, then immediately send the call to the next routing element. The following conditions apply:

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                                        o   The intercept announcement is
                                            designed to assist in call
                                            completion and AT&T does not
                                            provide, in the announcement,
                                            media-related information or
                                            service, other than network routing
                                            or call completion.

                                        o   The announcement can be no longer
                                            than four minutes.

                                (5)     Toll Free Network Queuing

                                This feature allows a call to be held in a Network Queue in the AT&T network until a termination at the End-User's premises is available to receive the call. Toll Free Network Queuing can only be used in conjunction with the AT&T Network Connection Toll Free Service Next Available Agent Routing feature. There are two types of queuing arrangements available: fixed and variable. A fixed queue serves only one termination; a variable queue serves multiple terminations. CUSTOMER specifies the maximum number of calls to be handled in each queue arrangement. When a caller enters the queue slot, a delay announcement will be played that the call has been placed in queue.

                                        o   Delay announcements available with
                                            this feature can be customized or
                                            generic.

                                        o   The announcement is designed for
                                            network routing and AT&T does not
                                            provide, in the prompting
                                            announcement, media-related
                                            information or service, other than
                                            network routing functions.

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                                        o   The announcement can be no longer
                                            than four minutes. o Calls will
                                            remain in the queue slot until a
                                            termination becomes available, the
                                            call is abandoned by the calling
                                            party or the maximum time in queue,
                                            not to exceed 30 minutes.

                                        o   Toll Free Network Queuing has a
                                            Routing on Demand capability as
                                            described previously under AT&T
                                            Network Connection Toll Free Service
                                            Control Features.

                        (C)     Toll Free Call Redirection Features

                        These features allow calls to complete at a location other than the one to which they were originally sent.

                                (1)     Pre-Answer Call Redirection Features

                                These Features permit a Toll Free service call to be redirected to another AT&T Network Connection -- Toll Free Service termination when a Ring No Answer or a busy condition or a failure of the AT&T network is encountered (available only with domestic AT&T Network Connection -- Toll Free Service).

                                (2)     Alternate Destination Routing (ADR)

                                This feature allows an incoming call to be

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                                redirected to a pre-defined alternate answering
                                location(s) when there is a Ring No Answer or a busy condition or a failure of the AT&T network. CUSTOMER may select from the following options for each Toll Free telephone number:

                                        o   ADR on Ring No Answer - This option
                                            redirects calls to one pre-defined
                                            location if a Ring No Answer
                                            condition is detected at the primary
                                            location.

                                        o   ADR on Busy - This option redirects
                                            calls to a maximum of three
                                            pre-defined alternate locations if a
                                            busy condition is detected at the
                                            primary location. The primary
                                            location must be a Nodal Access
                                            termination. If only one secondary
                                            location is used, the secondary
                                            location may be either a Nodal
                                            Access or Switched Access
                                            termination. If more than one
                                            secondary location is used, each
                                            secondary location must be a Nodal
                                            Access termination.

                                        o   ADR on Busy and Ring No Answer
                                            - This option redirects calls to one
                                            pre-defined alternate location if
                                            either a busy or a Ring No Answer
                                            condition is detected at the primary
                                            location.

                                (3)     Next Available Agent Routing

                                This feature allows a sequence of terminations to be specified within a Routing Plan to which calls can be routed if the primary

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                                termination is busy or unable to answer calls.
                                The Next Available Agent Routing feature can contain one or more alternate terminations up to a maximum of 99. Maximum Calls Allowed must be specified at each termination. Maximum Calls Allowed values can be set to any number up to the number of access lines available at each termination. In addition to the alternate terminations, calls may be redirected to announcements, network busy signals, network ringing or Toll Free Network Queuing. Maximum Calls Allowed values can be changed by using Routing On Demand.

                                (4)     Post-Answer Call Redirection Features

                                These features permit a domestic AT&T Network Connection - Toll Free Service call to be redirected, after the call has been answered by the End User, to another Toll Free number associated with domestic AT&T Network Connection
                                - Toll Free Service provided to CUSTOMER under this Agreement or a non-Toll Free number served by domestic AT&T Network Connection -- Outbound Service provided to CUSTOMER under this Agreement.*

--------------------------------------------------------------------------------

* CUSTOMER should not submit a service order for call redirection to a Toll Free number that is not associated with domestic AT&T Network Connection - Toll Free Service provided to CUSTOMER under this Agreement, as the results will be unpredictable. If a service order is submitted for call redirection to a Toll Free number that is not associated with domestic AT&T Network Connection - Toll Free Service provided to CUSTOMER under this Agreement, the order may be rejected or the order may be processed but the redirection feature may not work properly or may not bill properly. In all events, CUSTOMER shall be liable for any charges billed to

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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        CUSTOMER as a result of the submission of such an order, even if the End
        User for the Toll Free number to which the call is redirected is not one of CUSTOMER's End Users.

                                When a call is redirected to Toll Free number associated with AT&T Network Connection - Toll Free Service provided to CUSTOMER under this Agreement, the call will be carried using that service, without regard to any split-carrier arrangement of the end user for that Toll Free number. Calls will not be redirected to special service area codes, including 700 and 900. CUSTOMER may use one of the Toll Free Transfer Connect features to redirect the call.

                                (5)     Transfer Connect

                                This feature is provided using one of the following arrangements: Courtesy Transfer, Consult and Transfer, or Conference and Transfer. In addition to the specified Transfer Connect rates and other applicable AT&T Network Connection Toll Free Advanced Feature charges, CUSTOMER will be billed the appropriate AT&T Network Connection - Toll Free Service charges associated with the original call until the original call ends. For calls redirected to another AT&T Network Connection - Toll Free Service termination, the original call ends when the End-Customer disconnects from the caller. For calls during which a redirection is attempted to

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                                another to a
                                non-AT&T-Network-Connection-Toll-Free- Service
                                U.S. Mainland domestic terminating location, the original call ends when either the End-Customer disconnects from the caller or the target party disconnects from the caller, whichever occurs last. An additional charge applies for the duration of the call from the point of redirection for all calls during which a redirection is attempted to a non-AT&T-Network-Connection-Toll-Free-Service
                                U.S. Mainland domestic terminating location.

                                        o   Speed Dial capability is an option
                                            which allows the Transfer Connect
                                            End User to redirect calls without
                                            dialing the target party's complete
                                            telephone number using a unique 1-5
                                            digit numeric code. This capability
                                            is available for use on Transfer
                                            Connect-equipped Toll Free numbers
                                            with a maximum of 2,000 Speed Dial
                                            Codes per Toll Free number and 4,000
                                            Speed Dial codes in total.

                                        o   Data Forwarding is an option that
                                            allows the Transfer Connect Courtesy
                                            Transfer End User to forward data
                                            from the redirecting party location
                                            to the target party location. The
                                            data is forwarded along with the
                                            redirected call and includes data
                                            generated by the End User at the
                                            redirecting party location. The Data
                                            Forwarding capability must be used
                                            in conjunction with the AT&T Primary
                                            Rate Interface (PRI) and Integrated
                                            Services Digital Network (ISDN).

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                                        o   Courtesy Transfer allows the End
                                            User to transfer the caller to the
                                            target party without remaining on
                                            the call.

                                        o   Consult and Transfer allows the End
                                            User to place the caller on hold,
                                            hear call progress tones
                                            (i.e. ringing or busy signal) and
                                            either: 1) transfer the caller to
                                            the target party without remaining
                                            on the call; or 2) terminate the
                                            redirection and return to the caller
                                            for further call handling.

                                        o   Conference and Transfer allows the
                                            End User to conference with the
                                            target party and the caller. The End
                                            User may consult with the target
                                            party prior to adding the caller to
                                            the three-way conference. Following
                                            the three-way conference, the caller
                                            may remain connected to the
                                            End-Customer or to the target party.
                                            If the target party is busy or does
                                            not answer, the End-Customer may
                                            return to the caller and may attempt
                                            another transfer.

1.4.    AT&T NETWORK CONNECTION - FRAUD & UNCOLLECTIBLES MANAGEMENT SERVICE

        AT&T Network Connection - Fraud & Uncollectibles Management Service consists of the following capabilities: o Fraud Notification Service

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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        o   Fraud Call Records Feed

        o   Fraud Call Records Data Warehouse

        o   Call Denial & Restoral Service - Outbound

        o   AT&T Call Denial & Restoral Service - Toll Free

        o   Dial-Around Blocking

AT&T will provide the Fraud & Uncollectibles Management Service for calls which traverse the AT&T network. These calls will be recognized by the AT&T service type (e.g., AT&T Network Connection - Outbound Service) rather than by an underlying service type offered by CUSTOMER (e.g., Calling Card, Operator Service calls) and as such, CUSTOMER must understand the output results of its own network service arrangements for the Fraud Notification and the Call Denial & Restoral services.

        (a)     Capabilities Review

        AT&T will provide CUSTOMER with the following documentation:

                (1)     Fraud Notification Service Specifications

                (2)     Carrier Call Denial & Restoral Service Specifications

                (3) AT&T Network Connection Fraud Management Center Carrier Interface Specifications describing Facsimile Call Denial & Restoral, AT&T Call Denial & Restoral for Toll Free, and methods and procedures for communications.

                (4)     Fraud Call Records Data Warehouse Specifications

        CUSTOMER acknowledges that such information is AT&T Confidential Information.

        (b)     CUSTOMER Fraud Management Center

        CUSTOMER will maintain a fraud management center (the "CUSTOMER Fraud

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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        Management Center") that will operate 24 hours a day, seven days a week.
        The CUSTOMER Fraud Management Center will be AT&T's single point of contact for purposes of this Attachment.

        (c)     Fraud Management Center

        AT&T will maintain a Fraud Management Center (the "FMC") that will operate 24 hours a day, seven days a week.

        (d)     Fraud Notification Service

                (1) The Fraud Notification Service ("FNS") monitors international calls using AT&T Network Connection - Outbound Service.

                (2) If FNS identifies potentially fraudulent activity (applying AT&T's fraud detection criteria) for a telephone number associated with AT&T Network Connection calls subject to monitoring as described in this Attachment, the FMC will provide a fraud alert report to the CUSTOMER Fraud Management Center via the AT&T Network Connection - Administrative Data Connection.

        (e)     Fraud Call Records Feed

        Completed call records from the following AT&T Network Connection categories: (1) Domestic and International -- domestic and international calls using AT&T Network Connection -- Outbound Service; and (2) Toll Free -- domestic calls using AT&T Network Connection -- Toll Free Service to the CUSTOMER Fraud Management Center for use with CUSTOMER's own fraud detection systems are available from AT&T. This Fraud Call Records Feed will be transmitted to the CUSTOMER Fraud Management Center via the AT&T Network Connection -- Administrative Data Connection.

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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        (f)     Fraud Call Records Data Warehouse

        AT&T will provide electronic access to a data warehouse that contains up to one (1) year of completed call records from the following AT&T Network Connection categories: (1) Domestic and International -- domestic and international calls using AT&T Network Connection -- Outbound Service; and (2) Toll Free -- domestic calls using AT&T Network Connection -- Toll Free Service. CUSTOMER is limited to a maximum of five (5) user Ids for access to the Fraud Call Records Data Warehouse. The results of data queries into the warehouse should be used to aid in analysis of fraud alert reports. AT&T will also provide a software tool to be used in conjunction with the results of the data queries into the warehouse. That tool will allow the CUSTOMER to view, filter, and sort the call records in graphic format. Data from the warehouse (query results) will be provided to the CUSTOMER via the AT&T Network Connection -- Administrative Data Connection.

        (g)     Call Denial & Restoral Service

                (1)     Call Denial & Restoral Service - Outbound
                The CUSTOMER Fraud Management Center may request denial (or restoral) of AT&T Network Connection - Outbound Service provided under this Agreement from a specified originating ANI using either Carrier Call Denial & Restoral or Facsimile Call Denial & Restoral.

                        (A)     Carrier Call Denial & Restoral

                        The CUSTOMER Fraud Management Center may request call denial (or restoral) by loading the request onto the External Request Table

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                        ("ERT") via the AT&T Network Connection - Administrative
                        Data Connection. The CUSTOMER Fraud Management Center may perform up to 2000 ERT transactions per hour (but no more than 15,000 per day), and may maintain up to 200,000 customer account entries on the denial database.

                        (B)     Facsimile Call Denial & Restoral

                        The CUSTOMER Fraud Management Center may request call denial (or restoral) of calls using AT&T Network Connection - Outbound Service provided under this Agreement from a specified originating ANI by written request sent to the FMC via facsimile transmission. (This is designed to be a back-up system to loading requests directly onto the ERT.)

                (2)     AT&T Call Denial & Restoral for Toll Free

                The CUSTOMER Fraud Management Center may request restriction (or restoral) of direct dialed domestic calls using AT&T Network Connection - Toll Free Service provided under this Agreement from a specified originating ANI by written request sent to the FMC via facsimile transmission. AT&T will investigate the specific request and determine, in its sole discretion, the appropriate action to be taken (such action may include AT&T communicating directly with the end user of the originating ANI that was the subject of CUSTOMER's restriction request). The FMC will advise the CUSTOMER Fraud Management Center of action that is taken, or will provide an explanation of why no action was taken.

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                (3)     Ongoing Monitoring by Customer Fraud Management Center

                The CUSTOMER Fraud Management Center shall actively monitor the status of any ANI that is subject to a denial request.

        (h)     Dial-Around Blocking

        Dial-Around Blocking will provide to CUSTOMER the ability to block dial-around calls (i.e., calls made on a casual calling basis using the 101XXXX carrier access code associated with an Authorized CUSTOMER CIC). Dial-around calls will be blocked provided the originating LEC provides appropriate signaling information identifying the call to AT&T as a dial-around call in accordance with industry standards (e.g., Carrier Selection Indicator value 4). The blocked calls will be terminated after receiving a final handling message. Dial-Around Blocking is applied at a CIC level. CUSTOMER must pay all charges for casual calling on a CIC for which CUSTOMER has activated Dial-Around Blocking that occur due to the failure of the originating LEC to provide appropriate signaling information identifying a call as a dial-around call.

        (i)     Law Enforcement Trap, Trace and Search Activities

        If AT&T is requested by CUSTOMER to perform actions associated with investigations pursuant to the Communications Assistance for Law Enforcement Act, AT&T may at its option, charge ordinary and customary charges as set forth in the AT&T Law Enforcement Charge Schedule. The AT&T Law Enforcement Charge Schedule will be included in the initial Network Connection Fraud Management Center Carrier Interface Specifications; updates are available upon request.

        (j)     Hours of Operation

        Fraud alert reports will be provided to the CUSTOMER Fraud Management Center as they are generated, 365 days per year, with the exception of repair periods or scheduled maintenance periods. Call Denial & Restoral services are available, with the exception of repair periods or scheduled maintenance periods, 365 days per year.

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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        (k)     Charges

        The charges associated with AT&T Network Connection - Fraud & Uncollectibles Management Services are as set forth in the Service Terms and Pricing Attachment.

        (1)     Liability

        CUSTOMER will be liable for any charges that are the result of toll fraud usage or other unauthorized calling, regardless of whether or not the fraudulent usage or unauthorized calling was reported by AT&T.

1.5     OPERATOR SERVICES, CALLING CARD AND PAYPHONE PLATFORMS

        (a)     Operator Services, Calling Card and Payphone Platforms

        CUSTOMER may obtain Operator Services (i.e., processing of calls initiated using 0+ dialing), Calling Card Services (i.e., processing of calls initiated using a calling card), and Payphone Services (i.e., processing of calls initiated using a pay phone) from one or more third party vendors. CUSTOMER is responsible for having the appropriate calls carried to the appropriate service platform. AT&T Network Connection - Outbound Service can be used for completion of calls originating from the operator, calling card or payphone service platforms. CUSTOMER shall order an IXC Access Trunk Group between the third-party platform vendor(s) and an AT&T POP that supports IXC Access Trunk Group connections. The third-party platform vendor must provide Feature Group D EAMF signaling, including 3-stage pulsing for international calls, or SS7 signaling through an AT&T-approved SS7 signaling aggregator. CUSTOMER will be responsible for the cost of the IXC Access Trunk Group to the third-party platform, and for the cost of all calls originated over the IXC Access Trunk Group. The relationship between CUSTOMER and its Operator

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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        Services, Calling Card Services or Payphone Services third-party vendor(s) is the sole responsibility of CUSTOMER and will be coordinated and maintained by CUSTOMER.

        (b) Operator Services and Directory Assistance Platform Enhanced CIC Routing

        Enhanced CIC Routing will permit Operator Services and Directory Assistance calls to be routed through the AT&T Network Connection Service based on CIC to the call processing platform(s) specified by CUSTOMER.

1.6. ENHANCED CIC ROUTING

Enhanced CIC Routing permits certain types of calls to be routed through the AT&T Network Connection Service and terminated to the call processing platform(s) specified by CUSTOMER, based on CIC. CUSTOMER must order an IXC Access Trunk Group between the platform and an AT&T POP that supports IXC Access Trunk Group connections (for termination of the call into the platform). The call into the platform will be carried and rated as an AT&T Network Connection -- Outbound Service call, except that there will be no terminating access Usage Rate. AT&T Network Connection - Outbound Service can be used for completion of calls originating from these call processing platforms (which will be carried and rated as a second call), provided that CUSTOMER must order a second IXC Access Trunk Group between the platform and an AT&T POP that supports IXC Access Trunk Group connections (for origination of the second call from the platform). The platform must provide Feature Group D EAMF signaling, including 3-stage pulsing for international calls, or SS7 signaling through an AT&T-approved SS7 signaling aggregator. CUSTOMER will be responsible for the cost of the IXC Access Trunk Group(s) to the third-party platform, and for the cost of all calls originated over the IXC Access Trunk. CUSTOMER is

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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responsible for obtaining the direct DS1/DS3 dedicated access facility from a local access provider, at its own expense. CUSTOMER is responsible for Switch Port Charges and (for a DS3 facility only) M28 Multiplexing Office Function charges as described in the Service Terms and Pricing Attachment. There is no separate charge for provisioning of Enhanced CIC Routing when done at the same time as the initial provisioning of the CIC in a LEC End Office. When Enhanced CIC Routing is added after the initial provisioning of the CIC in the same LEC End Office, an additional CIC Provisioning Charge will apply for the provisioning of Enhanced CIC Routing on a per CIC, per End Office basis, as provided in the Service Terms and Pricing Attachment.

1.7.    SS7 INTERCONNECTION

For IXC Trunk Access connections, CUSTOMER may arrange for an SS7 Interconnection between its SS7 Signaling Network and AT&T's SS7 Signaling Network through an SS7 Aggregator Connection. Under an SS7 Aggregator Connection, CUSTOMER interconnects its SS7 Signaling Network to an AT&T-approved SS7 signaling aggregator who in turn has a D-link quad installed to AT&T's SS7 Signaling Network. The SS7 Aggregator Connection will enable the exchange of ISDN User Part (ISUP) call setup signaling messages (query and response) and Message Transfer Part (MTP) network management messages to set up and tear down voice and analog data calls, for calls that originate through CUSTOMER's switched network and terminate over the AT&T Network Connection Platform. CUSTOMER is responsible for establishing and maintaining arrangement with the aggregator, and provisioning any "A" links which are required from CUSTOMER's Service Switch Point to the aggregator's Signal Transfer Point, as required for SS7 interconnection.

1.8.    SERVICE FORECASTING

At least one month before the start of each calendar quarter, CUSTOMER shall provide to AT&T a written forecast of anticipated service volumes for the AT&T Network Connection

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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Services provided under this Agreement for the following fifteen months. The quarterly forecast will include the information required by the AT&T Network Connection Platform Forecast document, which AT&T will provide to CUSTOMER.

1.9.    FRAUD MANAGEMENT

CUSTOMER shall take reasonable measures to protect against fraudulent usage of the Services, including implementing systems and procedures to monitor, detect, and prevent fraud. CUSTOMER will be liable for any charges for the use of the Services under this Agreement resulting from toll fraud usage or other unauthorized calling, regardless of whether or not the fraudulent usage or unauthorized calling was or should have been detected by AT&T.

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                               2. SERVICE DELIVERY

2.1.    CUSTOMER CARE

        (a) Customer Care will be staffed to provide order processing, provisioning, testing and turn up support, trouble ticket receipt, ongoing maintenance, project management, and billing account inquiry for AT&T Network Connection Services provided to CUSTOMER under this Agreement. All information relating to CUSTOMER requests for service under this Agreement will be maintained by Customer Care, and physical access to such information will be restricted to AT&T and CUSTOMER personnel with a need to know.

        (b) The parties will exchange lists of contact personnel and phone numbers for each service and function. Updates will be made and distributed as appropriate.

2.2. AT&T NETWORK CONNECTION - OUTBOUND SERVICE AND TOLL FREE SERVICE ORDERING Ordering for AT&T Network Connection - Outbound Service and Toll Free will be accomplished via (a) an on-line web-based ordering system, (b) an electronic interface, or (c) electronic mail or facsimile service request forms created by AT&T. Service installation intervals will not begin until complete and accurate information is received. Target due dates for service availability will be provided to CUSTOMER once a firm date is received from the LEC. Provisioning status will be provided to CUSTOMER via the on-line web-based ordering system (or upon CUSTOMER request, for orders placed by e-mail or fax). CUSTOMER will be required to perform test calls from locations being provisioned during test and turn up of the service.

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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        (a)     AT&T Network Connection - Outbound Service

        The AT&T Network Connection - Outbound Service ordering process varies based on the type of originating access arrangement that will be used.

                (1)     CIC-based routing

                AT&T will manage the engineering of the Feature Group D access trunk groups used for CIC-based routing, based in part on CUSTOMER's quarterly forecast of call volumes. CUSTOMER shall notify AT&T in writing of any significant change in forecasted call volumes at least 45 days in advance, to permit sufficient time for AT&T to determine whether any change to the engineering of the Feature Group D access trunk groups is appropriate. CUSTOMER will provide to AT&T a letter of agency instructing the LEC to route all calls originated using the Authorized CUSTOMER CIC to the AT&T Feature Group D access trunk group. AT&T will authorize the LEC to route the calls over the AT&T Feature Group D access trunk group.

                (2)     Dedicated Trunk Group Option (DTO)

                Under the DTO originating access arrangement, CUSTOMER initially will determine the quantity of DTO access trunk groups necessary to accommodate forecasted traffic. AT&T may limit the number of DTO access trunk groups that will be available to CUSTOMER, and may modify the point of trunk origination, based on CUSTOMER's quarterly call volume forecasts and demonstrated traffic levels, or based on capacity constraints. AT&T will advise CUSTOMER of anticipated capacity constraints in the course of the quarterly forecasting reviews. CUSTOMER will order the Feature Group D access trunk groups dedicated for use by CUSTOMER from AT&T. AT&T will authorize the LEC to route the calls over the Feature Group D access trunk group.

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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Service Description Attachment

                (3)     IXC Access Trunk

                CUSTOMER will arrange for the provisioning of the D1/DS3 dedicated access facilities with the local access provider, and will coordinate with AT&T to arrange for connection of the facilities (and, for a DS3 facility for installation of a M28 Multiplexing Office Function) at the AT&T POP. CUSTOMER initially will determine the quantity of dedicated access facilities necessary to accommodate forecasted traffic. AT&T may limit the number of switch ports that will be available to CUSTOMER, based on CUSTOMER's quarterly call volume forecasts and demonstrated traffic levels, or based on capacity constraints. AT&T will advise CUSTOMER of anticipated capacity constraints in the course of the quarterly forecasting reviews.

2.3.    JEOPARDIES AND LEC ESCALATIONS

For service orders entered on the web-based ordering system or the electronic interface, AT&T Wholesale Markets Customer Care will update the ordering system if service installation or availability on the confirmed Due Date is in jeopardy. Where AT&T provides the access, AT&T will perform the same type of LEC escalations for CUSTOMER as AT&T performs for other similar customers purchasing similar services.

2.4     REQUESTS TO EXPEDITE AT&T ORDER PROCESSING

CUSTOMER may request that AT&T expedite the processing of an order for domestic AT&T Network Connection-Toll Free Service. If AT&T agrees to such request,

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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an Expedite Charge will apply when (a) AT&T completes the processing of order(s)
in less than the Standard Interval applicable to the order and (b) manual processing is used to complete the expedited processing of the order. Standard Toll Free Intervals are set forth in the AT&T Network Connection Toll Free Service Handbook, as revised by AT&T from time-to-time. Expedite Charges are as provided in the Service Terms and Pricing Attachment.

2.5     TROUBLE REPORTING

If CUSTOMER encounters a trouble, a trouble ticket can be opened with the Customer Care group by creating a trouble ticket in an on-line system that is designed to be available 24 hours a day, 365 days a year. (The system may be taken down for scheduled maintenance or upgrades.) A toll free number will be made available to CUSTOMER for emergency situations. The on-line trouble ticket reporting system is available using a web-based presentation built with sufficient firewalls to protect the integrity of the data.

2.6     TROUBLE TICKET TRACKING

After receipt of the trouble ticket, AT&T will issue a trouble ticket number and provide confirmation via the on-line trouble ticket reporting system. This trouble ticket will be used as a reference for tracking and requesting status. Status can be obtained through the on-line system, where CUSTOMER can read the technician notes posted against the trouble ticket. AT&T will ensure that AT&T service is working prior to clearing the ticket. Upon successful correction of the trouble, the AT&T Wholesale Markets Customer Care group will advise CUSTOMER, via the on-line system, that the trouble has been resolved. The on-line system will provide access to closed tickets in their entirety for up to 30 days.

2.7     MAINTENANCE SUPPORT

Maintenance support will be available to CUSTOMER 24 hours a day, 365 days a year.

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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Service Description Attachment

                      3. BILLING INFORMATION AND INVOICING

3.1.    AT&T NETWORK CONNECTION CALL DETAIL

        (a)     Call Detail Records
        AT&T will provide a single, rated Call Detail Record (CDR) for each completed AT&T Network Connection Service call.

                (1)     Completed Call

                A completed call is a call for which answer supervision is received by the originating AT&T central office long distance switch, with a call duration greater than 1.0 second. For calls routed to a service platform via Enhanced CIC Routing, a completed call is one that leaves the AT&T Network at the terminating AT&T POP via the IXC Access Trunk Group to the service platform.

                (2)     CDR Layout

                CDR layout will follow the format for call records as set forth in the AT&T Network Connection Billing, Section A. Call Detail Records (CDRs) (Version 7.3-05/22/00), as revised. For AT&T Network Connection - Toll Free Service, AT&T will provide a monthly inventory file that will reflect activity by toll free number or Network Control Point (NCP) account as well as the related recurring or non-recurring charges associated with the activity.

                (3)     Changes to CDR Layout

                To the extent practical, AT&T shall notify CUSTOMER, in writing, of any modification in the format of the Call Detail Records at least ninety (90) days prior to the first delivery of such modified Call records. Such notice shall

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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                include an explanation of the modification sufficient to allow
                CUSTOMER to modify/program its systems to process the modified CDRs. AT&T will consider requests from CUSTOMER for additional fields, which may be added by mutual agreement at an additional cost.

        (b)     CDR File Transfer

                (1) CDRs will be provided in flat file format via Network Data Mover ("NDM"), or a comparable system. CDRs will be provided six days a week. AT&T and CUSTOMER will establish a daily transmission schedule for CDRs. CUSTOMER may elect to have CDR records sent on a weekly or monthly basis via magnetic tape or CD-ROM, in lieu of electronic file transfer.

                (2) AT&T and CUSTOMER will appoint contact points and escalation paths to manage the daily CDR file transfer. Agreed upon escalation procedures will be in place if the Call Detail Record information is not received on t me o f the file is damaged.

                (3) Any CDR transmitted by AT&T to CUSTOMER that is found to be subject to a formatting or transmission error, will be identified by CUSTOMER and returned to AT&T with the appropriate error code within 15 days after the initial transmission.

                (4) CDR errors will be corrected by AT&T and returned to CUSTOMER within 15 days after their return to AT&T or within 60 days after the Call Record origination date, whichever is longer.

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

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Service Description Attachment

        (c)     Billing Data Center Connectivity

        If CUSTOMER elects to receive CDRs six days a week, the AT&T Network Connection - Administrative Data Connection described in this Attachment will be used to provide the data connection between the CUSTOMER billing data center and the AT&T billing data center, except as otherwise provided in Section 4 of this Attachment.

3.2.    AT&T NETWORK CONNECTION MONTHLY INVOICE

AT&T will render a monthly consolidated summary invoice to CUSTOMER which includes, for AT&T Network Connection Services:

                o   Trunk Group and Switch Port Charges

                o   Transport Charges

                o   Terminating Access Charges

                o Subtotals of Intrastate, Interstate, and International calls; minutes/seconds; usage charges; taxes, fees, and surcharges; and total charges.

                o   Directory Assistance Charges and number of Calls

                o   Other Charges and Credits

This summary information will be provided to CUSTOMER on paper and mailed within 5 business days after the close date of the applicable bill cycle. Charges for M28 Multiplexing may appear on a separate bill.

                                AT&T-PROPRIETARY
                      Use Pursuant to Company Instructions

AT&T Network Connection Platform                                   Page 44 of 44
Service Description Attachment

4.      AT&T NETWORK CONNECTION - ADMINISTRATIVE DATA CONNECTION

If Customer elects to establish AT&T Network Connection - Administrative Data Connection, CUSTOMER must enter into a standard AT&T administrative data connection agreement. AT&T will work in coordination with CUSTOMER to install an AT&T Network Connection - Administrative Data Connection, which will consist of one or more T1 (or T45) circuits between the AT&T administrative data network and the CUSTOMER administrative data network. The AT&T Network Connection - Administrative Data Connection will be used for the transmission of administrative data between the parties, including call detail records, fraud alert reports and blocking and unblocking entries into the External Request Table. The price for the AT&T Network Connection - Administrative Data Connection will be as described in the Service Terms and Pricing Attachment. If CUSTOMER requires only Call Detail Records, CUSTOMER may separately arrange and pay for direct T1 circuit between AT&T's billing system and CUSTOMER's billing system, with appropriate routers, in lieu of an AT&T Network Connection - Administrative Data Connection.

                          ------End of Attachment------